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                                                    GE Investments Funds, Inc.
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                        Supplement Dated August 9, 1999
                        To Prospectus Dated May 1, 1999


Page 18 of the Prospectus is hereby amended to include the following paragraph:

         The Global Income Fund is not "diversified" as defined by the Investment Company Act of 1940. Therefore, the Fund may invest a greater percentage of its assets in a particular issuer than the other Funds making it more susceptible to adverse developments affecting a single issuer. Nonetheless, the Fund is subject to diversification requirements arising under the federal tax laws and a limitation on concentration of investments in a single industry.

Page 31 of the Prospectus is hereby amended to replace references to the "Wilshire Real Estate Investment Trust Index" and the "Wilshire REIT Index" with the "Wilshire Real Estate Securities Index," the Real Estate Securities Fund's historical benchmark index.